UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 28, 2015 ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. was held on May 28, 2015 for the following purposes:

●To elect eight directors to our Board of Directors, each for a one-year term expiring in 2016;

●To hold an advisory vote to approve the compensation of our named executive officers;

●To approve the delisting of Royal Caribbean Cruises Ltd.’s common stock from the Oslo Stock Exchange;

●To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

●To consider and act upon a shareholder proposal requiring a report on Board diversity.

We had 219,887,884 outstanding shares of our Common Stock as of March 30, 2015, the record date for the Annual Meeting.  186,282,595 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors
Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	177,993,417	522,276	159,944	7,606,958
Richard D. Fain	165,828,932	12,419,381	427,324	7,606,958
Ann S. Moore	177,794,216	722,307	159,114	7,606,958
Eyal M. Ofer	176,366,237	2,148,692	160,708	7,606,958
William K. Reilly	176,533,454	1,980,941	161,242	7,606,958
Vagn O. Sørensen	159,166,416	19,348,689	160,532	7,606,958
Donald Thompson	178,190,964	324,521	160,152	7,606,958
Arne Alexander Wilhelmsen	176,583,430	1,932,747	159,460	7,606,958

Each of the eight nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

Number
Votes For	155,983,095
Votes Against	22,481,287
Abstentions	211,255
Broker Non-Votes	7,606,958

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Approval of delisting of common stock from the Oslo Stock Exchange

Number
Votes For	173,270,689
Votes Against	12,549,804
Abstentions	462,102
Broker Non-Votes	-

The delisting of our common stock from the Oslo Stock Exchange was approved, having received the affirmative vote of at least two-thirds of the outstanding shares entitled to vote with respect to such proposal.

Ratification of the Auditors

Number
Votes For	184,092,728
Votes Against	2,021,774
Abstentions	168,093
Broker Non-Votes	-

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Shareholder Proposal Requiring a Report on Board Diversity

Number
Votes For	10,551,279
Votes Against	158,223,004
Abstentions	9,901,354
Broker Non-Votes	7,606,958

The shareholder proposal was not approved, having failed to receive the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 28, 2015	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: